Exhibit 10.5

FIFTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 2)

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 2) (this “Amendment”) is made and entered into as of August 31, 2012, by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of November 1, 2009, that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 1, 2010, that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of June 20, 2011, and that certain Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of July 22, 2011 (as so amended, “Amended Lease No. 2”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 2), all as more particularly described in Amended Lease No. 2; and

WHEREAS, simultaneously herewith, SNH/LTA Properties Trust (“SNH/LTA”) has acquired certain senior living facilities known as: (i) Forum at Desert Harbor, located at 13840 North Desert Harbor Drive, Peoria, AZ 85381, as more particularly described on Exhibit A-53 attached hereto (“Desert Harbor”); (ii) Forum at Tucson, located at 2500 North Rosemont Blvd., Tucson, AZ 85712, as more particularly described on Exhibit A-54 attached hereto (“Tucson”); (iii) Park Summit at Coral Springs, located at 8500 Royal Palm Blvd., Coral Springs, FL 33065, as more particularly described on Exhibit A-55 attached hereto (“Coral Springs”); (iv) Gables at Winchester, located at 299 Cambridge Street, Winchester, MA 01890, as more particularly described on Exhibit A-56 attached hereto (“Winchester”); and (v) Forum at Memorial Woods, located at 777 North Post Oak Road, Houston, TX 77024, as more particularly described on Exhibit A-57 attached hereto (“Memorial Woods” and together with Desert Harbor, Tucson, Coral Springs and Winchester, the “Acquired Properties”); and

WHEREAS, SNH/LTA wishes to lease the Acquired Properties to Five Star Quality Care Trust (“FSQC Trust”) and FSQC Trust wishes to lease the Acquired Properties from SNH/LTA; and

WHEREAS, SNH/LTA and the other entities comprising Landlord, and FSQC Trust and the other entities comprising Tenant, wish to amend Amended Lease No. 2 to include the Acquired Properties;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective from and after the date hereof, Amended Lease No. 2 is hereby amended as follows:

1.                                      Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.67 of Amended Lease No. 2 is deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Sixty-Nine Million Eight Hundred Ninety Thousand Two Hundred Sixty and 00/100 Dollars ($69,890,260.00) per annum.

2.                                      Leased Property.  Section 2.1 of Amended Lease No. 2 is amended by deleting subsection (a) therefrom in its entirety and replacing it with the following:

(a)                                 those certain tracts, pieces and parcels of land as more particularly described on Exhibits A-1 through A-57 attached hereto and made a part hereof (the “Land”);

3.                                      Arbitration.  Article 22 of Amended Lease No. 1 is deleted in its entirety and replaced with the following:

ARTICLE 22

ARBITRATION

(a)                                 Any disputes, claims or controversies between or among the parties hereto (i) arising out of or relating to this Agreement, or (ii) brought by or on behalf of any shareholder of the parties hereto (which, for purposes of this Article 22, shall mean any shareholder of record or any beneficial owner of shares of the parties hereto, or any former shareholder of record or beneficial owner of shares of the parties hereto), either on his, her or its own behalf, on behalf of the parties hereto or on behalf of any series or class of shares of the parties hereto or shareholders of the parties hereto against the parties hereto or any trustee, director, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of the parties hereto, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, including this arbitration agreement, the declaration of trust, limited liability company agreement, partnership agreement or analogous governing instruments, as applicable, of the parties hereto, or the bylaws of the parties hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Article 22.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, directors, officers or managers of the parties hereto and class actions by a shareholder against those individuals or entities and the parties hereto.  For the avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.

(b)                                 There shall be three arbitrators.  If there are only two parties to the Dispute (with, for purposes of this Article 22, any and all parties involved in the Dispute and owned by the same ultimate parent entity treated as one party), each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If either party fails to timely select an arbitrator, the other party to the Dispute shall select the second arbitrator who shall be neutral and impartial and shall not be affiliated with or an interested person of either party. If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator. Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either all claimants or all respondents fail to timely select an arbitrator then such arbitrator (who shall be neutral, impartial and unaffiliated with any party) shall be appointed by the AAA.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within 15 days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)                                  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                                 There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)                                  In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of the Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)                                   Except to the extent expressly provided by Article 22 or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of Assignor’s or Assignee’s award to the claimant or the claimant’s attorneys.  Except to the extent otherwise agreed by the parties, each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

(g)                                  An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)                                 Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)                                     This Article 22 is intended to benefit and be enforceable by the shareholders, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

4.                                      Schedule 1.  Schedule 1 to Amended Lease No. 2 is deleted in its entirety and replaced with Schedule 1 attached hereto.

5.                                      Exhibit A.  Exhibit A to Amended Lease No. 2 is amended by adding Exhibits A-53 through A-57, attached hereto, immediately following Exhibit A-52 to Amended Lease No. 2.

6.                                      Ratification.  As amended hereby, Amended Lease No. 2 is hereby ratified and confirmed.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTMNR PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

O.F.C. CORPORATION

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC OF KENTUCKY TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

LEISURE PARK VENTURE LIMITED PARTNERSHIP

By:	CCC Leisure Park Corporation,
its General Partner

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCDE SENIOR LIVING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCOP SENIOR LIVING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC PUEBLO NORTE TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC RETIREMENT COMMUNITIES II, L.P.

By:	Crestline Ventures LLC,
its General Partner

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC INVESTMENTS I, L.L.C.

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING I TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING LIMITED, L.P.

By:	CCC Retirement Trust,
its General Partner

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

HRES1 PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS TENANT HOLDING COMPANY TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS COMMONWEALTH LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS PATRIOT LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Ashton Gables in Riverchase 2184 Parkway Lake Drive Birmingham, AL 35244	2009	N/A	08/01/2008	8%
A-2	Lakeview Estates 2634 Valleydale Road Birmingham, AL 35244	2009	N/A	08/01/2008	8%
A-3	Forum at Pueblo Norte 7090 East Mescal Street Scottsdale, AZ 85254	2005	$11,470,312	01/11/2002	10%
A-4	La Salette Health and Rehabilitation Center 537 East Fulton Street Stockton, CA 95204	2005	$7,726,002	12/31/2001	10%
A-5	Thousand Oaks Health Care Center 93 West Avenida de Los Arboles Thousand Oaks, CA 91360	2005	$8,087,430	12/31/2001	10%
A-6	Skyline Ridge Nursing & Rehabilitation Center 515 Fairview Avenue Canon City, CO 81212	2005	$4,104,100	12/31/2001	10%
A-7	Springs Village Care Center 110 West Van Buren Street Colorado Springs, CO 80907	2005	$4,799,252	12/31/2001	10%
A-8	Willow Tree Care Center 2050 South Main Street Delta, CO 81416	2005	$4,310,982	12/31/2001	10%
A-9	Cedars Healthcare Center 1599 Ingalls Street Lakewood, CO 80214	2005	$6,964,007	12/31/2001	10%
A-10	Millcroft 255 Possum Park Road Newark, DE 19711	2005	$11,410,121	01/11/2002	10%
A-11	Forwood Manor 1912 Marsh Road Wilmington, DE 19810	2005	$13,446,434	01/11/2002	10%
A-12	Foulk Manor South 407 Foulk Road Wilmington, DE 19803	2005	$4,430,251	01/11/2002	10%
A-13	Shipley Manor 2723 Shipley Road Wilmington, DE 19810	2005	$9,333,057	01/11/2002	10%
A-14	Forum at Deer Creek 3001 Deer Creek Country Club Blvd. Deerfield Beach, FL 33442	2005	$12,323,581	01/11/2002	10%
A-15	Springwood Court 12780 Kenwood Lane Fort Myers, FL 33907	2005	$2,577,612	01/11/2002	10%
A-16	Fountainview 111 Executive Center Drive West Palm Beach, FL 33401	2005	$7,920,202	01/11/2002	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-17	Morningside of Athens 1291 Cedar Shoals Drive Athens, GA 30605	2006	$1,560,026	11/19/2004	9%
A-18	Marsh View Senior Living 7410 Skidaway Road Savannah, GA 31406	2007	$2,108,378	11/01/2006	8.25%
A-19	Pacific Place 20937 Kane Avenue Pacific Junction, IA 51561	2005	$848,447	12/31/2001	10%
A-20	West Bridge Care & Rehabilitation 1015 West Summit Street Winterset, IA 50273	2005	$3,157,928	12/31/2001	10%
A-21	Meadowood Retirement Community 2455 Tamarack Trail Bloomington, IN 47408	2009	N/A	11/01/2008	8%
A-22	Woodhaven Care Center 510 West 7th Street Ellinwood, KS 67526	2005	$2,704,674	12/31/2001	10%
A-23	Lafayette at Country Place 690 Mason Headley Road Lexington, KY 40504	2005	$4,928,052	01/11/2002	10%
A-24	Lexington Country Place 700 Mason Headley Road Lexington, KY 40504	2005	$8,893,947	01/11/2002	10%
A-25	Braintree Rehabilitation Hospital 250 Pond Street Braintree, MA 02184	N/A	N/A	10/01/2006	9%
A-26	New England Rehabilitation Hospital 2 Rehabilitation Way Woburn, MA 01801	N/A	N/A	10/01/2006	9%
A-27	HeartFields at Bowie 7600 Laurel Bowie Road Bowie, MD 20715	2005	$2,436,102	10/25/2002	10%
A-28	HeartFields at Frederick 1820 Latham Drive Frederick, MD 21701	2005	$2,173,971	10/25/2002	10%
A-29	Intentionally deleted.	N/A	N/A	N/A	N/A
A-30	Intentionally deleted.	N/A	N/A	N/A	N/A
A-31	Morys Haven 1112 15th Street Columbus, NE 68601	2005	$2,440,714	12/31/2001	10%
A-32	Intentionally deleted.	N/A	N/A	N/A	N/A
A-33	Wedgewood Care Center 800 Stoeger Drive Grand Island, NE 68803	2005	$4,000,565	12/31/2001	10%
A-34	Intentionally deleted.	N/A	N/A	N/A	N/A
A-35	Crestview Healthcare Center 1100 West First Street Milford, NE 68405	2005	$2,284,407	12/31/2001	10%
A-36	Utica Community Care Center 1350 Centennial Avenue Utica, NE 68456	2005	$1,950,325	12/31/2001	10%
A-37	Leisure Park 1400 Route 70 Lakewood, NJ 08701	2005	$14,273,446	01/07/2002	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-38	Franciscan Manor 71 Darlington Road Patterson Township Beaver Falls, PA 15010	2006	$4,151,818	10/31/2005	9%
A-39	Mount Vernon of Elizabeth 145 Broadlawn Drive Elizabeth, PA 15037	2006	$2,332,574	10/31/2005	9%
A-40	Overlook Green 5250 Meadowgreen Drive Whitehall, PA 15236	2006	$3,878,300	10/31/2005	9%
A-41	Myrtle Beach Manor 9547 Highway 17 North Myrtle Beach, SC 29572	2005	$6,138,714	01/11/2002	10%
A-42	Morningside of Anderson 1304 McLees Road Anderson, SC 29621	2006	$1,381,775	11/19/2004	9%
A-43	Heritage Place at Boerne 120 Crosspoint Drive Boerne, TX 78006	2009	N/A	02/07/2008	8%
A-44	Forum at Park Lane 7831 Park Lane Dallas, TX 75225	2005	$13,620,931	01/11/2002	10%
A-45	Heritage Place at Fredericksburg 96 Frederick Road Fredericksburg, TX 78624	2009	N/A	02/07/2008	8%
A-46	Greentree Health & Rehabilitation Center 70 Greentree Road Clintonville, WI 54929	2005	$3,038,761	12/31/2001	10%
A-47	Pine Manor Health Care Center Village of Embarrass 1625 East Main Street Clintonville, WI 54929	2005	$4,337,113	12/31/2001	10%
A-48	ManorPointe - Oak Creek Independent Senior Apartments and Meadowmere - Mitchell Manor - Oak Creek 700 East Stonegate Drive and 701 East Puetz Road Oak Creek, WI 53154	2009	N/A	01/04/2008	8%
A-49	River Hills West Healthcare Center 321 Riverside Drive Pewaukee, WI 53072	2005	$9,211,765	12/31/2001	10%
A-50	The Virginia Health & Rehabilitation Center 1451 Cleveland Avenue Waukesha, WI 53186	2005	$6,128,045	12/31/2001	10%
A-51	1005 Elysian Place Chesapeake, Virginia	2012	N/A	06/20/2011	7.5%
A-52	Palms at St. Lucie West 501 N.W. Cashmere Boulevard Port St. Lucie, Florida	2012	N/A	07/22/2011	7.5%
A-53	Forum at Desert Harbor 13840 North Desert Harbor Drive Peoria, AZ 85381	2005	$9,830,918	01/11/2002	10.0%
A-54	Forum at Tucson 2500 North Rosemont Blvd. Tucson, AZ 85712	2005	$13,258,998	01/11/2002	10.0%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-55	Park Summit at Coral Springs 8500 Royal Palm Blvd. Coral Springs, FL 33065	2005	$11,229,677	01/11/2002	10.0%
A-56	Gables at Winchester 299 Cambridge Street Winchester, MA 01890	2005	$6,937,852	01/11/2002	10.0%
A-57	Forum at Memorial Woods 777 North Post Oak Road Houston, TX 77024	2005	$19,734,400	01/11/2002	10.0%

EXHIBIT A-53

Forum at Desert Harbor

13840 North Desert Harbor Drive

Peoria, AZ 85381

LEGAL DESCRIPTION

EXHIBIT A-54

Forum at Tucson
2500 North Rosemont Blvd.

Tucson, AZ 85712

LEGAL DESCRIPTION

EXHIBIT A-55

Park Summit at Coral Springs

8500 Royal Palm Blvd.

Coral Springs, FL 33065

LEGAL DESCRIPTION

EXHIBIT A-56

Gables at Winchester

299 Cambridge Street

Winchester, MA 01890

LEGAL DESCRIPTION

EXHIBIT A-57

Forum at Memorial Woods

777 North Post Oak Road

Houston, TX 77024

LEGAL DESCRIPTION